UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On October 15, 2003, SanDisk Corporation (the “Registrant”) issued a press release announcing a theft by an attorney at its Taiwanese law firm. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     See attached Exhibit Index.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 15, 2003, the Registrant issued a press release to report its financial results for its third quarter ended September 28, 2003. The press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

     The information contained herein and in the accompanying Exhibit 99.2 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 12, including Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

(c)	Exhibits

Number	Description of Document

99.1	Press Release of SanDisk Corporation dated October 15, 2003 to announce a theft by an attorney at its Taiwanese law firm.
99.2	Press Release of SanDisk Corporation dated October 15, 2003 to report its financial results for its third quarter ended September 28, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003		SanDisk Corporation

	By:	/s/ MICHAEL GRAY

		Name:	Michael Gray
		Title:	Chief Financial Officer and Senior Vice President, Finance and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated October 15, 2003 to announce a theft by an attorney at its Taiwanese law firm.
99.2	Press Release of SanDisk Corporation dated October 15, 2003 to report its financial results for its third quarter ended September 28, 2003.